EXHIBIT 10.47

                             UNIT PURCHASE AGREEMENT

         THIS UNIT PURCHASE AGREEMENT, dated as of October 1, 2001 (the "Agreement") between View Systems, Inc., a Florida corporation with offices at 925 West Kenyon Avenue, Suite 15, Englewood, Colorado 81106 (the "Company") and the persons and/or entities listed on the Schedule of Investors attached hereto as Exhibit E (collectively referred to as the "Investors").

                                    RECITALS

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investors, and the Investors shall purchase up to 2,000,000 Units (as defined below) (the "Units").

         WHEREAS, the investment will be made in reliance upon the provisions of
Section 4(2) and Regulation D of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder, and/or upon such other exemptions from the registration requirements of the Securities Act as may be available with respect to any and all of the investments to be made hereunder.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                               Certain Definitions

              Section 1.1 "Capital Shares" shall mean the Common Stock and any shares of any other class of Common Stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

              Section 1.2 "Capital Shares Equivalents" shall mean any securities, rights, or obligations that are convertible into or exchangeable for, or giving any right to, subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

              Section 1.3 "Closing" shall mean one of the closings of the purchase and sale of the Units pursuant to Article 11 below.

              Section 1.4 "Closing Date" shall mean the date of the closing of the purchase and sale of the Units pursuant to Article II below.

              Section 1.5 "Common Stock" shall mean the Company's common stock, $0.001 par value per share.


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              Section  1.6  "Damages"  shall  mean  any  loss,  claim,   damage,
liability,  costs and  expenses  which  shall  include,  but not be limited  to,
reasonable  attorney's  fees,  disbursements,   costs  and  expenses  of  expert
witnesses and investigation.

              Section 1.7 "Effective Date" shall mean the date on which the SEC first declares effective the Registration Statement.

              Section 1.8 "Escrow Aunt" shall mean the law firm of Daniel W. Jackson, pursuant to the terms of the Escrow Agreement attached as Exhibit B.

              Section 1.9 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

              Section 1.10 "Legend" shall have the meaning set forth in Article VIII below.

              Section 1.11 "Material Adverse Effect" shall mean any effect on the business, operations, properties, earnings, prospects, Bid Price, trading volume of the Common Stock, or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise in any material respect interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Registration Rights Agreement and the Escrow Agreement.

              Section 1.12 "NASD" shall mean the National Association of Securities Dealers, Inc.

              Section 1.13 "Outstanding" when used with reference to shares of Common Stock, or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that Outstanding shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

              Section 1.14 "Person" shall mean an individual, a corporation, a partnership, an association, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

              Section 1.15 "Principal Market" shall mean the OTC Bulletin Board, Nasdaq National Market, the Nasdaq Small Cap Stock Market, the American Stock Exchange, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

              Section 1.16 "Registrable Securities" shall have the definition set forth in the Registration Rights Agreement.

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              Section  1.17  "Registration  Rights  Agreement"  shall  mean  the agreement regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company, and the Investors.

              Section 1.18 "Registration Statement" shall mean a registration statement on Form SB-2, for the registration of the resale by the Investors of the Registrable Securities under the Securities Act.

              Section 1.19 "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

              Section  1.20  "SEC"  shall  mean  the   Securities  and  Exchange
Commission.

              Section 1.21 "Section 4(2)" shall have the meaning set forth in the recitals of this Agreement.

              Section 1.22 "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

              Section 1.23 "Warrants" shall mean Common Stock Purchase Warrant, annexed hereto as Exhibit C.

              Section 1.24 "Warrant Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to the exercise of the Warrants.

                                   ARTICLE II

              Purchase and Sale of the Preferred Stock and Warrants

              Section 2.1 Closings. The Company will sell, and the Investors will buy, on the Closing Date 2,000,000 Units at a per unit price of $0.50.

              Section 2.2 Form of Payment. The Investors shall pay the Purchase Price by delivering good funds in United States Dollars by check or wire transfer to the Escrow Agent, against delivery of the original shares of Warrants. The parties have entered into an Escrow Agreement annexed hereto as Exhibit B.

              Section 2.3 Wire  Instructions.  Wire  instructions for the Escrow
Agent   can  be   arranged   by   contacting   the  law   office  of  Daniel  W.
Jackson (801) 596-8338.

              Section 2.4 Units. Each Unit is comprised of a share of the Company's common stock, and one Common Stock Purchase Warrant which shall be exercisable beginning on the Closing Date and extending for a three month period thereafter and shall grant to the investor or holder thereof the right to purchase one additional share of the Company's common stock at a price of $0.70 per share. The common share and warrants shall be delivered by the Company to the Escrow Agent and delivered to the Investor pursuant to the terms of this

Agreement and the Escrow Agreement. The common share and the warrant share shall be registered for resale pursuant to the Registration Rights Agreement.

              Section 2.5 Closings. The closings are as follows:

                   (i) Acceptance by the Investor of this Purchase Agreement and due execution by all parties of this Agreement and the Exhibits annexed hereto;

                  (ii) Delivery into escrow by the Company of the original Initial Shares, original Warrant as more fully set forth in the Escrow Agreement attached hereto;

                 (iii) Delivery into escrow by the Investors of the Purchase Price as set forth in the Escrow Agreement annexed hereto;

                  (iv) All representations, covenants, and warranties of the Company contained herein shall remain true and correct in all material respects as of Closing Date;

                                  ARTICLE III

                 Representations and Warranties of the Investors

         The Investor represents and warrants to the Company that:

              Section 3.1 Intent. The Investor is entering into this Agreement for its own account and has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to, or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

              Section 3.2 Sophisticated Investors. The Investors are described in Rule 506(b)(2)(11) of Regulation D) and a accredited investor (as defined in Rule 501 of Regulation D), and have such experience in business and financial matters that they are capable of evaluating the merits and risks of an investment in the Units. The Investors acknowledge that an investment in the Common Stock is speculative and involves a high degree of risk.

              Section 3.3 Authority. This Agreement has been duly authorized and validly executed and delivered by the Investors and is a valid and binding agreement of the Investor enforceable against each of it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

              Section 3.4 Not an Affiliate. The Investors are not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities
Act) of the Company.

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              Section 3.5  Organization  and  Standing.  The  Investors are duly organized, validly existing, and in good standing under the laws of the countries and/or states of their incorporation or organization.

              Section 3.6 Absence of Conflicts. The execution and delivery of this Agreement and any other document or instrument executed in connection herewith, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investors, or, to the Investors knowledge, (a) violate any provision of any indenture, instrument or agreement to which the Investor is a party or is subject, or by which the Investors or any of their assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investors to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which the Investors are subject or to which any of their assets, operations or management maybe subject.

              Section 3.7 Disclosure; Access to Information. The Investors have received all documents, records, books and other information pertaining to Investors' investment in the Company that have been requested by Investors, including the opportunity to ask questions and receive answers. The Investors have reviewed or received copies of any such reports that have been requested by it. The Investors represent that they have reviewed the Company Reports.

              Section 3.8 Manner of Sale. At no time was the Investors presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

              Section 3.9 Registration or Exemption Requirements. The Investors further acknowledges and understands that the Securities may not be transferred, resold or otherwise disposed of except in a transaction registered under the Securities Act and any applicable state securities laws, or unless an exemption from such registration is available. The Investors understand that the certificate(s) evidencing the Common Shares, and Warrants will be imprinted with a legend that prohibits the transfer of these securities unless (1) they are registered or such registration is not required, or (ii) if the transfer is pursuant to an exemption from registration (with no limitations).

              Section 3.10 No Legal, Tax or Investment Advice. The Investors understand that nothing in this Agreement or any other materials presented to the Investors in connection with the purchase and sale of the Units constitutes legal, tax or investment advice. The Investors have relied on, and have consulted with, such legal, tax and investment advisors as they, in their sole discretion, have deemed necessary or appropriate in connection with their purchase of the Units.

                                   ARTICLE IV

                  Representations and Warranties of the Company

         The Company represents and warrants to the Investors that:

              Section 4.1 Organization of the Company. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Florida and has all requisite corporate authority to own its properties and to carry on its business as now being conducted except as described in the Company Documents. The Company is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not reasonably be expected to have a Material Adverse Effect

              Section 4.2 Authority. (1) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and all Exhibits annexed hereto, and to issue the Common Shares, Warrants, and Warrant Shares, (11) the execution, issuance and delivery of this Agreement, and all Exhibits annexed hereto, by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors, and (iii) this Agreement, and all Exhibits annexed hereto, have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Upon their issuance and delivery pursuant to this Agreement, the Common Shares, Warrants and Warrant Shares, will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances other than those created hereunder or by the actions of the Investor; provided, however, that the Common Shares, Warrants and Warrant Shares, are subject to restrictions on transfer under state and/or federal securities laws. The issuance and sale of the Common Shares, Warrants and Warrant Shares, under will not give rise to any preemptive right or right of first refusal or right of participation on behalf of any person.

              Section 4.3 Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $0.001 par value per share, as of June 30, 2001, the Company reported in it's Form 10-QSB filing that the Company's issued and outstanding was 15,225,620 shares. All of the outstanding shares of Common Stock of the Company has been duly and validly authorized and issued and are fully paid and nonassessable. No shares of Common Stock are entitled to preemptive or similar rights. To the knowledge of the Company, no Person or group of Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act) or has the night to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of five percent of the Common Stock.

              Section 4.4 Common Stock. The Common Stock has been registered pursuant to Section 12(g) of the Exchange Act. The Common Stock is currently listed or quoted on the OTC Bulletin Board under the symbol VYST.

              Section 4.5 Company Documents. The Company has delivered or made available to the Investor true and complete copies of the Company Documents. The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. None of the Company Documents contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Company Documents comply as to form in all material respects with applicable accounting requirements. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended.

              Section 4.6 Valid Issuances. When issued and payment has been made therefor, Common Shares, Warrants and Warrant Shares, sold to the Investors will be duly and validly issued, fully paid, and nonassessable. Neither the issuance of the Common Shares, Warrants and Warrant Shares to the Investors, pursuant to, nor the Company's performance of its obligations under this Agreement, and all Exhibits annexed hereto will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the securities issued to the Investors, or any of the assets of the Company, or (11) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire the Capital Shares or other securities of the Company.

              Section 4.7 No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any distributor or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the Units, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Units under the Securities Act.

              Section 4.8 Corporate Documents. The Company has furnished or made available to each of the Investors true and correct copies of. (i) the Company's Articles of Incorporation, as amended and in effect on the date hereof-, (ii) the Company's by-laws, as amended and in effect on the date hereof (the "By-Laws"); (iii) Form 10 Registration Statement; and (iv) Form 10-K and 10Q report.

              Section 4.9 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of

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the Common Shares,  Warrants and Warrant Shares,  do not and will not (i) result in a violation of the Company's Articles of Incorporation or By-Laws, or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (111) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not reasonably be expected to have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement (including all Exhibits annexed hereto) or to issue and sell the Common Shares, Warrants and Warrant Shares in accordance with the terms hereof, provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

              Section 4.10 No Material Adverse Change. Since September 28, 2001, no Material Adverse Effect has occurred or exists with respect to the Company, except as publicly announced.

              Section 4.11 No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, that are not disclosed in the Company Documents or otherwise publicly announced, other than those set forth in the Company's financial statements or as incurred in the ordinary course of the Company's businesses since May 1993, and which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

              Section 4.12 No Undisclosed Events or Circumstances. Since September 28, 2001, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Company Documents.

              Section 4.13 No Integrated  Offering.  To the Company's knowledge, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement or pursuant to the Company's existing employee benefit plan, under circumstances that would cause the offering of the Units pursuant to this Agreement to be integrated with prior or future offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions.

              Section 4.14 Litigation and Other Proceedings. There are no lawsuits or proceedings pending or to the knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which would reasonably be expected to have a Material Adverse Effect. Except as set forth in the Company Documents, no judgment, order, whit, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which would be reasonably expected to result in a Material Adverse Effect.

              Section 4.15 Acknowledgment of Dilution. The Company is aware and acknowledges that issuance of Common Shares, and/or Warrant Shares, may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue the Common Shares, and Warrant Shares is unconditional and absolute regardless of the effect of any such dilution.

              Section 4.16 Employee Relations. The Company is not involved in any labor dispute, nor, to the knowledge of the Company, is any such dispute threatened which could reasonably be expected to have a Material Adverse Effect. None of the Company's employees is a member of a union and the Company believes that its relations with its employees are good.

              Section 4.17 Environmental Laws. The Company is (1) in compliance with any and all foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants and which the Company know is applicable to them ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required under applicable Environmental Laws to conduct its business, and (iii) is in compliance with all terms and conditions of any such permit, license or approval.

              Section 4.18 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has no notice to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires, or obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operation, of the Company.

              Section 4.19 Board Approval. The board of directors of the Company has concluded, in its good faith business judgment, that the issuances of the securities of the Company in connection with this Agreement are in the best interests of the Company.

              Section 4.20 Integration. The Company shall not and shall use its best efforts to ensure that no affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security of the Company that would be integrated with the offer or sale of the Units, in a manner that would require the registration under the Securities Act of the issue, offer or sale of the Units to the Investors. The Units are being offered and sold pursuant to the terms hereunder, are not being offered and sold as part of a previously commenced private placement of securities.

              Section 4.21 Use of Proceeds. The Company represents that the net proceeds from this offering will be used for working capital purposes, and not for the repayment of any outstanding judgments against the Company (including any affiliate or subsidiary) or any officer, director or employee of the Company.

                                   ARTICLE V

                           Covenants of the Investors

              Section 5.1 4.99% Limitation. The number of shares of Common Stock which may be acquired by any of the Investors pursuant to the terms of this Agreement shall not exceed the number of such shares which, when aggregated with all other shares of Common Stock then owned by any of the Investors, would result in any of the Investors owning more than 4.99% of the then issued and outstanding Common Stock.

                                   ARTICLE VI

                            Covenants of the Company

              Section 6.1 Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect so long as any Registrable Securities remain outstanding and the Company shall comply in all material respects with the terms thereof

              Section 6.2 Reservation of Common Stock. As of the date hereof, the Company has authorized and reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue the Common Shares, Warrants and Warrant Shares. The number of shares so reserved shall be increased or decreased to reflect potential increases or decreases in the Common Stock that the Company may thereafter be so obligated to issue by reason of adjustments to the Warrants.

              Section 6.3 Legends. The Common Shares, Warrants and Warrant Shares, to be issued by the Company pursuant to this Agreement shall be free of legends, except as set forth in Article VIII.

              Section 6.4 Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

              Section 6.5 Notice of Certain Events Affecting Registration. The Company will immediately notify each of the Investors within three Business Days after the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of Registrable
Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (the Company shall not be required to notify the Investors in this case in the event such notification would be deemed the release of nonpublic information); and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate. The Company will, within five Business Days of when filed with the SEC make available to the Investors any such supplement or amendment to the related prospectus.

              Section 6.6 Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investors such shares of stock and/or securities as the Investors are entitled to receive pursuant to this Agreement.

              Section 6.7 Issuance of Common Shares and Warrant Shares. The issuance of the Common Shares and Warrant Shares shall be made in accordance with the provisions and requirements of Section 4(2) of the Securities Act, or Regulation D and any applicable state securities law.

              Section 6.8 Exercise of Warrants. The Company will pen-nit the Investors to exercise their night to exercise the Warrants, by telecopying an executed and completed Notice of Exercise (along with payment of the applicable Exercise Price) to the Company as is set forth in the Warrant.

              Section 6.9 Increase in Authorized Shares. At such time as the Company would be, if a notice of exercise were to be delivered on such date, precluded from honoring (i) the exercise in full of the Warrants, due to the unavailability of a sufficient number of shares of authorized but unissued or re-acquired Common Stock, the Board of Directors of the Company shall promptly (and in any case within forty five (45) calendar days from such date) hold a shareholders meeting in which the shareholders would vote for authorization to amend the Company's certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least a number of shares equal to the sum of (i) all shares of Common Stock then outstanding, (ii) the number of shares of Common Stock issuable on account of all outstanding warrants, options and convertible securities (other than the Warrants) and on account of all shares reserved under any stock option, stock purchase, warrant or similar plan, and (iv) such number of Warrant Shares as would then be issuable upon the exercise in full of the Warrants, as would be issuable on such date. In connection therewith, the Board of Directors shall promptly (x) adopt proper resolutions authorizing such increase, (y) recommend to and otherwise use its best efforts to promptly and duly obtain shareholder approval to carry out such resolutions and (z) within three Business Days of obtaining such shareholder authorization, file an appropriate amendment to the Company's certificate of incorporation to evidence such increase. In no way shall the aforementioned be deemed a waiver of the Company's obligations contained in Section 6.2 above.

              Section 6.10 Notice of Breaches. Each of the Company on the one hand, and the Investors on the other, shall give prompt written notice to the other of any breach by it of any representation, covenant, warranty or other agreement contained in this Agreement or any Exhibit annexed hereto, as well as any events or occurrences arising after the date hereof, which would reasonably be likely to cause any representation, covenant, or warranty or other agreement of such party, as the case may be, contained in this Agreement or any Exhibit annexed hereto, to be incorrect or breached as of such date. However, no disclosure by either party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in this Agreement or any Exhibit annexed hereto. Notwithstanding the generality of the foregoing, the Company shall promptly notify each Investor of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated by this Agreement or any Exhibit annexed hereto, violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to each Investor a copy of any written statement in support of or relating to such claim or notice.

                                  ARTICLE VII

         Due Diligence Review, Non-Disclosure of Non-Public Information

              Section 7.1 Due Diligence Review. The Company shall make available for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investors pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all Company Documents, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by any of the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

              Section 7.2 Non-Disclosure of Non-Public Information

              (a) The Company has not disclosed, and hereafter shall not disclose nonpublic information to the Investors, advisors to, or representatives of, the Investors unless prior to disclosure of such information the Company identifies such information as being non-public information and provides each Investor, and its advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require each of the Investors advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investors.

              (b)  Nothing   herein  shall   require  the  Company  to  disclose
non-public information to any of the Investors or their advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investors and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section shall be construed to mean that such persons or entities other than the Investors (without the written consent of the Investors prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                  ARTICLE VIII

                                     Legends

              Section 8.1 Legends. The Investors agree to the imprinting, so long as is required by this Section, of the following legend (or such substantially similar legend as is acceptable to the Investors and their counsel, the parties agreeing that any unacceptable legended securities shall be replaced promptly by and at the Company's cost) on the securities:

         [FOR WARRANTS AND COMMON SHARES] NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF

     ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

         [ONLY FOR WARRANT SHARES TO THE EXTENT THE RESALE THEREOF IS NOT COVERED BY AN EFFECTIVE REGISTRATION STATEMENT AT THE TIME OF ISSUANCE OR EXERCISE] THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

    The Warrant Shares shall not contain the legend set forth above or any other restrictive legend if the issuance of such occurs at any time while a Registration Statement is effective under the Securities Act in connection with the resale of the shares of Common Stock or, in the event there is not an effective Registration Statement at such time, if in the opinion of counsel to the Company such legend is not required under applicable requirements of the Securities Act (including Judicial interpretations and pronouncements issued by the staff of the Commission). The Company agrees that it will provide the Investors, upon request, with a certificate or certificates representing the Warrant Shares, free from such legend at such time as such legend is no longer required hereunder. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

    Upon the execution and delivery hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions in substantially the form of Exhibit H hereto. Such shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be, except as otherwise expressly provided in the Registration Rights Agreement. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent for the Common Stock from time to time upon transfer of Registrable Securities by the Investors to issue certificates evidencing such Registrable Securities free of the Legend during the following periods and under the following circumstances and except as provided below, without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or the Investors:

              (a) at any time after the Effective Date, upon surrender of one or more certificates evidencing the Warrants or Warrant Shares that bear the aforementioned Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the aforementioned legend to replace those surrendered; provided that (i) the Registration Statement shall then be effective; (ii) the Investor(s) confirm to the transfer agent that it has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company; and (iii) the Investor(s) confirm to the transfer agent that the Investor(s) have complied with the prospectus delivery requirement.

              (b) at any time upon any surrender of one or more certificates evidencing Registrable Securities, that bear the aforementioned legend, to the extent accompanied by a notice requesting the issuance of new certificates free of such legend to replace those surrendered and containing representations that
(i) the Investor(s) is permitted to dispose of such Registrable Securities, without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act or (ii) the Investor(s) has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Registrable Securities, in a manner other than pursuant to an effective registration statement, to a transferee who will upon such transfer be entitled to freely tradeable securities. The Company shall have counsel provide any and all opinions necessary for the sale under Rule 144, as permitted under applicable law.

         Any of the notices referred to above in this Section may be sent by facsimile to the Company's transfer agent.

              Section 8.2 No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in this Article has been or shall be placed on the share certificates representing the Common Stock, and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article.

              Section 8.3 Investor's Compliance. Nothing in this Article shall affect in any way any of the Investors obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

                                   ARTICLE IX

                                  Choice of Law

              Section 9.1 Choice of Law, Venue, Jurisdiction. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Colorado, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the United States District Court for the District of Colorado in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the night of any party to serve process in any other manner permitted by law. Each party waives its night to a trial by jury.

                                   ARTICLE X

              Assignment; Entire Agreement, Amendment, Termination

              Section 10.1 Assignment. The Investor's interest in this Agreement and its ownership of Common Stock and Warrants may be assigned or transferred at any time, in whole or in part, to any other person or entity (including any affiliate of the Investors) who agrees to, and truthfully can, make the representations and warranties contained in Article III, and who agrees to be bound by the covenants of Article V. The provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the shares of Common Stock and/or Warrants purchased or acquired by the Investors hereunder with respect to the Common Stock held by such person.

              Section 10.2 Termination. This Agreement shall terminate upon the earliest of (i) the date that all the Registrable Securities have been sold by the Investors pursuant to the Registration Statement; (ii) the date the Investors receive an opinion from counsel to the Company that all of the Registrable Securities may be sold under the provisions of Rule 144, without volume limitation; or (iii) five years after the Closing Date; provided, however, that the provisions of Articles III, IV, V, VI, VII, VII, IX, X, XI, and II herein, and the registration rights provisions for the Registrable Securities held by the Investors set forth in this Agreement, and the Registration Rights Agreement, shall survive the termination of this Agreement.

                                   ARTICLE XI

                                     Notices

              Section 11.1 Notices. All notices,  demands,  requests,  consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received), or (b) on the second Business Day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

         If to the Company:
                                View Systems, Inc.
                                925 West Kenyon Avenue
                                Suite 15
                                Englewood, Colorado 81106

         If to the Investors:
                                See attached Exhibit E

         Either party hereto may from time to time change its address or facsimile number for notices under this Section 11. 1 by giving at least ten calendar days' prior written notice of such changed address or facsimile number to the other party hereto.

              Section 11.2 Indemnification. The Company agrees to indemnify and hold harmless each of the Investors and each officer, director of the Investors or person, if any, who controls the Investors within the meaning of the Securities Act against any losses, claims, damages or liabilities, Joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Investors may become subject, under the Securities Act or otherwise, insofar as such losses, claims. damages or liabilities (or actions in respect thereof) anise out of or are based upon the breach of any ten-n of this Agreement by the Company. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         Each Investor agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof) anise out of or are based upon the breach of any term of this Agreement by the Investor. This indemnity agreement will be in addition to any liability which the Investors or any subsequent assignee may otherwise have.

         Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is one of the Investors, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (11) the named parties to any such action (including any impleaded parties) include both the Investors and the indemnifying party and the Investors shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party in conflict with any legal defenses which may be available to the Investors (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Investors, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Investor(s), which firm shall be designated in writing by the Investor(s)). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

              Section 11.3 Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (1) the indemnified party makes a claim for indemnification pursuant to Section 11.2 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of
Section 11.2 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in Section 11.2 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (F) of the Securities Act) shall be entitled to contributions from any person who was not guilty of such fraudulent misrepresentation.

                                  ARTICLE XII

                                 Miscellaneous

              Section 12.1 Counterparts; Facsimile; Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by the Company on the one hand, and the Investors, on the other hand.

              Section 12.2 Entire  Agreement.  This  Agreement,  the Exhibits or
attachments hereto, which include, but are not limited to the Warrant, the Certificate of Designation, the Escrow Agreement, and the Registration Rights Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as if fully set forth herein.

              Section 12.3 Survival; Severability. The representations, warranties, covenants and agreements of the parties hereto shall survive each Closing hereunder. In the event that any provisions of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

              Section 12.4 Title and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

              Section 12.5 Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement and all Exhibits shall be Yahoo Finance or Bloomberg, or any successor thereto. The written mutual consent of the Investors and the Company shall be required to employ any other reporting entity.

              Section 12.6 Replacement of Certificates. Upon (i) receipts of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Initial Shares, Secondary Shares, Reset Shares, Warrants, Warrant Shares, or Additional Shares, and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at is expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

              Section 12.7 Fees and Expenses. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company shall pay (i) on the Closing Date the Escrow Agent will distribute the following: $50,000 to be paid in commissions and up to $30,000 to be paid for legal, administrative, and escrow fees.

              Section 12.8 Publicity. The Company and the Investors shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the names of the Investors without the prior written consent of the Investors, except to the extent required by law or in response to a written SEC request, in which case the Company shall provide the Investors with prior written notice of such public disclosure.

Exhibits:
--------

Escrow Agreement
Registration Statement
Warrant
Instructions to Transfer Agent
List of Investors

         IN WITNESS WHEREOF, the parties hereto have caused this Unit Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


VIEW SYSTEMS, INC.



By /s/ Gunther Than
   -----------------------------
Name: Gunther Than
      --------------------------
Title: CEO
       -------------------------


                                            LIBERTY PARTNERS, LLC


                                            By /s/
                                               ---------------------------------
                                            Its Managing Member
                                                --------------------------------



                                            EMPIRE FUND MANAGER


                                            By /s/
                                               ---------------------------------
                                            Its Member
                                                --------------------------------

                                                                       EXHIBIT A
                                ESCROW AGREEMENT

         THIS AGREEMENT is made as of the 1st day of October, 2001 by and between VIEW SYSTEMS, INC., a Florida corporation with its principal office at 925 West Kenyon Avenue, Suite 15, Englewood, Colorado, 81106 (hereinafter the "Company"), LIBERTY PARTNERS LLC, and EMPIRE FUND MANAGERS, collectively referred to as the "Investors", and Daniel W. Jackson, Esq. 525 South 300 East, Salt Lake City, Utah 84111 (hereinafter the "Escrow Agent").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Unit Purchase Agreement dated as of October 1, 2001 (the "Purchase Agreement"), the Investors will be purchasing Common Stock and Warrants of the Company (the "Securities") at the purchase price sets forth in the Purchase Agreement; and

         WHEREAS, the Company has requested that the Escrow Agent hold the funds of the Investors in escrow until the Escrow Agent has received the original Securities. The Escrow Agent will then immediately wire transfer or otherwise deliver at the Company's direction immediately available funds to the Company or the Company's account and arrange for delivery of the Securities to each Investor per each Investor's written instructions, and delivery of the Warrants.

         NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE I

                      TERMS OF THE ESCROW FOR THE PURCHASE
                       OF THE INITIAL SHARES AND WARRANTS

              Section 1.1 Upon Escrow Agent's receipt of the Purchase Price from the Investors, into his attorney account, it shall notify the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its account.

              Section 1.2 The Company, upon receipt of said notice and acceptance of the Purchase Agreement (including all Exhibits annexed thereto) by all parties, as evidenced by the Company, and all of the Investor's execution thereof, shall deliver to the Escrow Agent the original Securities being purchased by the Investors. Escrow Agent shall then communicate with the Company to confirm such receipt.

              Section 1.3 Once Escrow Agent confirms receipt of the Securities and receives all other documentations precedent to the applicable Closing, he shall immediately wire that amount of funds necessary to purchase the Securities per the written instructions of the Company net of all the fees. The Company will furnish Escrow Agent with a "Net Letter" directing payment of the legal, administrative, and escrow costs as per the terms of the Purchase Agreement to the Escrow Agent. Such fees are to be remitted in accordance with wire instructions that will be sent to Escrow Agent from the Company, with the net balance payable to the Company. Once the funds (as set forth above) have been received per the Company's instructions, the Escrow Agent shall then arrange to have (i) the Securities delivered as per instructions from the Investors.

                                   ARTICLE II

                                  MISCELLANEOUS

              Section 2.1 This Agreement maybe altered or amended only with the consent of all of the parties hereto. Should any party attempt to change this Agreement in a manner which, in the Escrow Agent's discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying the Company and the Investors in writing. The parties may remove the Escrow Agent as escrow agent in writing signed by each of the parties, which writing must be delivered to the Escrow Agent via reputable overnight courier and shall be effective upon receipt by the Escrow Agent. In the case of the Escrow Agent's resignation or removal pursuant to the foregoing, his only duty, until receipt of notice from the Company and the Investors or their agent that a successor escrow agent, the name of a successor escrow account and a direction to transfer the Securities and/or funds, the Escrow Agent shall promptly thereafter transfer all of the Securities and/or funds held in escrow to said successor escrow agent. Immediately after said transfer of securities, the Escrow Agent shall furnish the Company and the Investors with proof of such transfer. The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from the Company or the Investors after notice of resignation or removal shall have been given, unless the same be the aforementioned notice from the Company and the Investors to transfer the Securities and funds to a successor escrow agent or to return same to the respective parties.

              Section 2.2 The Escrow Agent shall be reimbursed by the Company and the Investors for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel.

              Section 2.3 The Escrow Agent shall not be liable for any action taken or omitted by him in good faith in accordance with the advice of the Escrow Agent's counsel; and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct.

              Section 2.4 The Company and each of the Investors warrant to and agree with the Escrow Agent that, unless otherwise expressly set forth in this
Agreement:

                   (i) there is no security interest in the Securities or any part thereof;

                  (ii) no financing statement under Uniform Commercial Code is on file in any jurisdiction claiming a security interest or in describing (whether specifically or generally) the Securities or any part thereof; and

                 (iii) the Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exist in the Securities or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to Securities or any part thereof.

              Section 2.5 The Escrow Agent has no liability hereunder to either party other than to hold the Securities and funds and to deliver them under the terms hereof. Each party hereto agrees to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Escrow.

              Section 2.6 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

              Section 2.7 All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon receipt thereof, as follows, or as set forth on Schedule A.

                   (i)  View Systems
                   925 West Kenyon  Avenue Suite 15
                   Englewood, Colorado 81106
                   Telephone: (410) 290-5919
                   Facsimile: (410) 290-5917

                   (ii)  Daniel W.  Jackson
                   525 South 300 East
                   Salt Lake  City, Utah 84111
                   Telephone: (801) 596-8338
                   Facsimile: (801) 364-5645

                   (iii) Investors

                   (See attached Exhibit E)

              Section 2.8 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

              Section 2.9 This Agreement is the final expression of, and contains the entire Agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

              Section 2.10 Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Agreement.

              Section 2.11 The parties hereto expressly agree that this Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of Utah. Each of the parties consents to the exclusive jurisdictions of the federal courts for the District of the Utah, in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, and objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any state or country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at is address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                  [Remainder of Page Intentionally Left Blank]

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


VIEW SYSTEMS, INC.



By______________________________
Name:___________________________
Title:__________________________


                                            LIBERTY PARTNERS, LLC


                                            By__________________________________
                                            Its ________________________________



                                            EMPIRE FUND MANAGER


                                            By__________________________________
                                            Its ________________________________

                                                                       EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated the 1st day of October, 2001, between LIBERTY PARTNERS, LLC., and EMPIRE FUND MANAGERS, (referred to as the "Investors"), COLUMBIA FINANCIAL GROUP, INC. (the "Placement Agent") and VIEW SYSTEMS, INC. a corporation incorporated under the laws of the State of Florida, and having its principle place of business at 925 West Kenyon Avenue, Suite 15, Englewood, Colorado, 81106 (the "Company").

              WHEREAS, simultaneously with the execution and delivery of this Agreement and from time to time thereafter, the Investors are purchasing from the Company, pursuant to the Unit Purchase Agreement dated the date hereof (the "Purchase Agreement"), shares of Common Stock and Warrants (hereinafter collectively referred to as the "Securities" of the Company); All capitalized terms not hereinafter defined shall have the meaning assigned to them in the Purchase Agreement; and

              WHEREAS, prior to the execution and delivery of this Agreement, the Company has issued Warrants to Columbia, in return for services rendered, from time to time as provided in a separate Consulting Agreement dated September 10, 2001 (the "Consulting Agreement"); and

              WHEREAS,   the  Company  desires  to  grant  to  the  Holders  the
registration rights set forth herein.

              NOW, THEREFORE, the parties hereto mutually agree as follows:

              Section 1. Registrable Securities. As used herein the term "Registrable Security" means the Common Stock of the Company issued under the Purchase Agreement or as the result of the execution of warrants issued under that Agreement or the Consulting Agreement; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "1933 Act") and disposed of pursuant thereto, (ii) registration under the 1933 Act is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144 promulgated under the 1933 Act, or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a Registrable Security. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in definition of Registrable Security as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section.

              Section 2. Restrictions on Transfer. The Holders acknowledge and understand that prior to the registration of the Registrable Securities as provided herein, the Registrable Securities and the Securities are "restricted securities" as defined in Rule 144 promulgated under the Act. The Holders understand that no disposition or transfer of the Registrable Securities or the Securities may be made by the Holders in the absence of (i) an opinion of counsel to the Holders that such transfer may be made without registration under the 1933 Act, or (ii) such registration.

              Section 3. Registration Rights.

                   (a) The Company agrees that it will prepare and file with the Securities and Exchange Commission ("SEC"), on or prior to December 15, 2001, a registration statement (on Form SB-2, or other appropriate registration statement) under the 1933 Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of all holders of Registrable Securities, so as to permit a public offering and sale of the Registrable Securities under the Act. The Company shall use its best efforts to cause the Registration Statement to become effective on or before January 15, 2001. The number of shares of Common Stock designated in the Registration Statement to be registered shall be not less than (i) 100% of the number of Common Shares acquired under the Purchase Agreement, plus (ii) 100% of the number of Warrant Shares issuable assuming all of the Warrants had been issued pursuant to the Purchase Agreement and Consulting Agreement.

                   (b) The Company will maintain the Registration Statement, or post-effective amendment filed under this Section 3 hereof current under the 1933 Act until the earlier of (i) the date that all of the Registrable securities have been sold pursuant to the applicable Registration Statement,
(ii) the date the holders thereof receive an opinion of counsel that the Registrable Securities may be sold under the provisions of Rule 144 (without limitation) or (III) five years after the Subscription Date.

                   (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and blue sky laws (including, without limitation, all attorneys' fees) shall be borne by the Company. The Holders shall bear the cost, pro rata, of underwriting discounts and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel. The Company shall qualify any of the securities for sale in such states as such Holder reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. The Company at its expense will supply the Holders with copies of the Registration Statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by the Holders.

                   (d) The Company shall not be required by this Section 3 to include a Holder's Registrable Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Holder and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holder and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the 1933 Act.

                   (e) In the event the Registration Statement to be filed by the Company pursuant to Section 3(a) above is not filed with the SEC on or before December 31, 2001 and/or the Registration Statement is not declared effective by the SEC on or before January 31, 2002, then the Company will pay the Holders (pro rated on a daily basis), as liquidated damages for such failure and not as a penalty, five percent of the purchase price of the then outstanding Securities for every 30 calendar day period until the Registration Statement has be filed and/or declared effective. Such payment of the liquidated damages shall be made to the Holders in cash, immediately upon demand, provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Registrable Securities. If the Company does not remit the damages to the Holder as set forth above, the Company will pay the Holders reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. The registration of the Securities pursuant to this provision shall not affect or limit Holder' other rights or remedies as set forth in this Agreement.

                   (f) The Company agrees that it shall declare the Registration Statement effective within three Business Days after being informed by the SEC that it may do so. The Company also agrees that it shall respond to any questions and/or comments from the SEC which relate to the Registration Statement within five Business Days of receipt of such question or comment.

              Section 4. Cooperation with Company. Each of the Holders will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.

              Section 5. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

                   (a) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Act);

                   (b) furnish to each Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

                   (c) register and qualify the securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holders shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

                   (d) list such securities on the Principal Market on which any securities of the Company are then listed, if the listing of such securities is then permitted under the rules of such Principal Market;

                   (e) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

                   (f) notify each Holder of Registrable Securities covered by the Registration Statement any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Act, and of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

              Section 6. Information by Holder. Each Holder of Registrable Securities included in any registration statement shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section.

              Section 7. Assignment. The rights granted the Holders under this Agreement shall not be assigned without the written consent of the Company, which consent shall not be unreasonably withheld. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

              Section 8. Termination of Registration Rights. The rights granted pursuant to this Agreement shall terminate as to each Holder (and permitted transferee under Section 7 above) upon the occurrence of any of the following:

                   (a) all such Holder's securities subject to this Agreement have been registered;

                   (b) all of such Holder's securities subject to this Agreement may be sold without such registration pursuant to Rule 144 promulgated by the SEC pursuant to the Securities Act;

                   (c) all of such Holder's securities subject to this Agreement can be sold pursuant to Rule 144(k) without volume limitation; or five years from the issuance of the Registrable Securities.

              Section 9. Indemnification.

                   (a) In the event of the filing of any Registration Statement with respect to Registrable Securities pursuant to Section 3 hereof, the Company agrees to indemnify and hold harmless the Holders, and each officer, director of the Holders or person, if any, who controls the Holders within the meaning of the Securities Act ("Distributing Holders") against any losses, claims, damages or liabilities, joint or several (which shall, for the purposes of this
Agreement, include, but not be limited to, all costs of defense, and investigation and all attorneys' fees), to which the Distributing Holders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holders, specifically for use in the preparation thereof. this indemnity agreement will be in addition to any liability which the Company may otherwise have.

                   (b) In the event of the filing of any Registration Statement with respect to Registrable Securities pursuant to Section 3 hereof, each Distributing Holder agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, requested by such Distributing Holder, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder, specifically for use in the preparation thereof and, provided further, that the indemnity agreement contained in this Section 9(b) shall not inure to the benefit of the Company with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Company failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Company was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Distributing Holders may otherwise have.

                   (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification s then being sought solely pursuant to this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Holder, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Holder and the indemnifying party and the Distributing Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

              Section 10. Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the Distributing Holder makes a claim for indemnification pursuant to Section 9 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of
Section 9 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any Distributing Holder, then the Company and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Holder agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

              Section 11. Notices. Any notice pursuant to this Agreement by the Company or by the Holders shall be in writing and shall be deemed to have been duly given if delivered by (i) hand, (ii) by facsimile and followed by mail delivery or (iii) if mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:

              (a)  If to the Company:

                            View Systems, Inc.
                            925 West Kenyon Avenue
                            Suite 15
                            Englewood, Colorado 81106

              (b)  If to the Placement Agent:

                             Columbia Financial Group, Inc.
                             1301 York Road, #400
                             Lutherville, Maryland 21093
                             Attention:  Tim Rieu

              (c)  If to the Investors:

                             See attached Exhibit "E"

         Notices shall be deemed given at the time they are delivered personally or five calendar days after they are mailed in the manner set forth above. If notice is delivered by facsimile to the Company and followed by mail, delivery shall be deemed given two calendar days after such facsimile is sent.

              Section 12. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              Section 13. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

              Section 14. Choice of Law; Venue; Jurisdiction. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Colorado, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the State of Colorado, for the Central District of Colorado in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trail by jury.

              Section 15. Severability. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on the day and year first above written.

                                            VIEW SYSTEMS, INC.

Attest:


By:____________________________________     By:_________________________________
   Name:                                       Name:
   Title:                                      Title:



                                           COLUMBIA FINANCIAL GROUP, INC.


                                           By:__________________________________
                                              Name:
                                              Title:


                                           LIBERTY PARTNERS, LLC


                                           By:__________________________________
                                              Name:
                                              Title:

                                           EMPIRE FUND MANAGERS


                                           By:__________________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT C

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


                          COMMON STOCK PURCHASE WARRANT

No.

                 To Purchase 1,000,000 Shares of Common Stock of

                               VIEW SYSTEMS, INC.

    THIS CERTIFIES that, for value received, Empire Fund Managers or its assigns, (the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and on or prior to 5:00 p.m. Eastern Time 90 days after the effective date of the Company's registration statement (the "Termination Date"), but not thereafter, to subscribe for and purchase from VIEW SYSTEMS, INC., a Florida corporation (the "Company"), One Million (1,000,000) shares of Common Stock (the "Warrant Shares"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $0.70. The Exercise Price and the number of shares for which this Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Unit Purchase Agreement dated October 1, 2001 (the "Agreement") entered into between the Company and the Investor.

    1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

    2. Authorization of Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof.

    3. Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made at any time or times, in whole or in part, after the date hereof and before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in paragraph 11 below, by the surrender on any business day of this `Warrant and the Notice of Exercise annexed hereto duly completed and executed, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price of the Warrant Shares thereby purchased (the "Exercise Date"); whereupon the holder of this Warrant shall be entitled to receive a Common Stock certificate for the number of Warrant Shares so purchased. Certificates for Warrant Shares purchased hereunder shall be delivered to the holder hereof within five Business Days after the date on which this Warrant shall have been exercised as aforesaid. Payment of the Exercise Price shall be by certified check or cashier's check or by wire transfer (of same day funds) to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares being purchased.

    4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

    5. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue, transfer, or other incidental expense in respect of the issuance of such certificate, all of which expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this arrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer expenses incidental thereto.

    6. Closing of Books. The Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

    7. No Rights as Shareholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. If, however, at the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

    8. Assignment and Transfer of Warrant. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company); provided, however, that this Warrant may not be resold or otherwise transferred except (i) in a transaction registered under the Securities Act of 1933, as amended, or
(ii) in a transaction pursuant to an exemption, if available, from such registration and whereby, if requested by the Company, an opinion of counsel reasonably satisfactory to the Company is obtained by the holder of this Warrant to the effect that the transaction is so exempt.

    9. Loss, Theft, Destruction or Mutilation of Warrant. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate.

    10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

    11. Effect of Certain Events. If at any time the Company proposes (i) to sell or otherwise convey all or substantially all of its assets or (ii) to effect a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "Sale or Merger Transaction"), in which the consideration to be received by the Company or its shareholders consists solely of cash, and in case the Company shall at any time effect a Sale or Merger Transaction in which the consideration to be received by the Company or its shareholders consists in part of consideration other than cash, the holder of this Warrant shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such transaction had this Warrant been exercised immediately prior thereto. In the event the holder chooses to exercise its purchase rights, at the holder's option, the holder may elect to waive Section 16 below in its entirety.

    12. Adjustments of Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following: in case the Company shall (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to (in the event the holder so chooses) receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Any adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. In such event the holder, at its option may elect to waive Section 16 below in its entirety.

    13. Voluntary Adjustment by the Company. The Company may at its option, at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

    14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant, or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail or registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustments and setting forth computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

    15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding and exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that is issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the securities exchange and/or market upon which the Common Stock may be listed.

    16. 4.99% Limitation. The number of shares of Common Stock which may be acquired by the Investor upon exercise pursuant to the terms herein shall not exceed the number of such shares which, when aggregated with all other shares of Common Stock then owned by the holder, not including all securities convertible or exercisable into Common Stock, would result in the Investor owning more than 4.99% of the Company's then issued and outstanding shares of Common Stock. The preceding sentence shall not interfere with the Investor's right to exercise this Warrant or convert other securities over time which in the aggregate totals more than 4.99% of the then outstanding shares of Common Stock so long as such Investor does not own more than 4.99% of the then outstanding Common Stock at any given time.

    17. Call. In the event, at any time one month after the date hereof, the closing bid price of the Common Stock is greater than US$2.00 (the "Strike

Price") per share for ten consecutive trading days (the "Call Period"), the Company shall have the right to "Cal" this Warrant, in whole or in part, thereby forcing exercise by the Investor. The Strike Price shall be adjusted proportionately to reflect any adjustments due to the payment of a stock dividend, stock split, combination of shares or any other similar event as provided herein. The Company may exercise its right to Call by telecopying written notice (the "Call Notice") to the Investor within ten (10) trading days after the expiration of the Call Period.

         Once the Company has exercised its right to Call by giving written notice to the Investor it shall be deemed irrevocable. The Investor will transmit the Exercise Price to the Company for that number of Warrant Shares which are the subject to the Call Notice within three business days after receipt of the Call Notice. The Company will transmit the certificates representing Warrant Shares issuable pursuant to the Call (together with the certificates representing the remainder of the Warrant not Called, if any) to the Investor via express courier, by electronic transfer or otherwise within five business days after the Exercise Price was received by the Company (the "Call Date"). The Call Notice shall set forth (i) the number of Warrant Shares being Called, and (ii) a calculation referencing the aggregate Exercise Price due to the Company.

         All rights of this Warrant, including the right to exercise, shall be canceled upon the completion of the exercise of this Warrant upon a Call for the Warrant Shares that were subject to such Call. Immediately following the Call Date, the Investor shall surrender their original Warrant being called to the Company, and the Company shall issue to the Investor a new Warrant Certificate for the Warrant Shares that remain outstanding, if any. The number of shares of Warrant Shares issuable upon the Call of this Warrant shall be adjusted in accordance with the provisions set forth herein.

         Any Call pursuant to this Section shall not be deemed to affect or otherwise reduce the Investor's exercise rights set forth in this Warrant, except for the portion of the Warrant Shares being Called. The Company shall not have the right to Call this Warrant if the Company exercises its redemption rights in connection with shares of Stock held by the Investor. In the event the Company fails to comply with the Call provisions set forth herein in any manner whatsoever, it shall waive its right to perform a call in the future.

    18. Miscellaneous.

         (a) Issue Date; Choice of Law; Venue; Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant will be construed and enforced in accordance with and governed by the laws of the State of Colorado, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court for the Central District of Colorado in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdiction. Each party hereby agrees that if the other party to this Warrant obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Warrant irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

         (b) Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought. Any amendment effected in accordance with this paragraph shall be binding upon the Investor, each future holder of the Warrants and the Company. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         (c) Notices. Any notice, request or other document required or permitted to be given or delivered to the Investor or future holders hereof or the Company shall be personally delivered or shall be sent by certified or registered mail, postage prepaid, to the Investor or each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Agreement. All notices under this Warrant shall be deemed to have been given (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the fifth business day following the date of such mailing. A party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance with the provisions of this Section 18(c).

         (d) Severability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision in any other jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Warrant shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:  October 1, 2001

                                            VIEW SYSTEMS, INC.


                                            By  ________________________________

                                                  Name  ________________________

                                                  Title  _______________________

                               NOTICE OF EXERCISE

To:  VIEW SYSTEMS, INC.

(1) The undersigned hereby elects to purchase __________ shares of Common Stock of VIEW SYSTEMS, INC., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                   _________________________
                   (Name)

                   _________________________
                   (Address)

                   _________________________

(3) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

                                            ____________________________________
                                            (Name)


_______________________________________     ____________________________________
(Date)                                      (Signature)


                                            ____________________________________
                                            (Address)



Dated:

_______________________________________

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to
__________________________________________________________ whose address is
___________________________________________________________________________.

___________________________________________________________________________

                                                           Dated:__________


                             Holder's Signature:___________________________


                             Holder's Address:_____________________________






Signature Guaranteed:  ____________________________________________________



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                                                       EXHIBIT D

                         INSTRUCTIONS TO TRANSFER AGENT
                               View Systems, Inc.


October 1, 2001


Interwest Transfer Co.
1981 East 4800 South, Suite 100
Salt Lake City, Utah 84117

Dear Sirs:

Reference is made to the Unit Purchase Agreement and all Exhibits and Attachments thereto (the "Agreement") dated as of October 1, 2001, between Liberty Partners, LLC, Empire Fund Managers, and Columbia Financial Group, Inc. (the "Investors"), and View Systems, Inc., (the {Company"). Pursuant to the Agreement, and subject to the terms and conditions set forth in the Agreement, the Investors have agreed to purchase from the Company and the Company has agreed to issue to the Investors, Common Stock and Warrants to purchase Common Stock (the "Warrant"). As a condition to the effectiveness of the Agreement, the Company has agreed to issue to you, as the transfer agent for the Common Stock (the "Transfer Agent"), these instructions relating to the Common Stock, and Warrants to be issued to the Investors pursuant to the Agreement, and Common Stock upon exercise of the Warrants. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

1.  ISSUANCE OF COMMON STOCK WITHOUT THE LEGEND

    Pursuant to the Agreement, the Company is required to prepare and file with the Commission, and maintain the effectiveness of, a registration statement or registration statements and (ii) upon exercise of the Warrants. The Company will advise the Transfer Agent in writing of the effectiveness of any such registration statement promptly upon its being declared effective. The Transfer Agent shall be entitled to rely on such advice and shall assume that the effectiveness of such registration statement remains in effect unless the Transfer Agent is otherwise advised in writing by the Company and shall not be required to independently confirm the continued effectiveness of such registration statement. In the circumstances set forth in the following two paragraphs, the Transfer Agent shall deliver to the Investors certificates representing Common Stock not bearing the Legend without requiring further advice or instruction or additional documentation from the Company or its counsel or the Investors or its counsel or any other party (other than as described in such paragraphs).

    At any time after the effective date of the applicable registration statement (provided that the Company has not informed the Transfer Agent in writing that such registration statement is not effective) upon any surrender of one or more certificates which bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered, the Transfer Agent shall deliver to the Investors certificates representing the Common Stock not bearing the Legend, in such names and denominations as the Investors shall request.

    In the event a registration statement is not filed by the Company, or for any reason the registration statement which is filed by the Company is not declared effective by the Commission the Investors or its permitted assignee, or their legal counsel confirms to the Transfer Agent that (i) the Investors have held the shares of Common Stock (or the Warrants) for at least one year, (ii) counting the shares surrendered as being sold upon the date the unlegended Certificates would be delivered to the Investors (or the Trading Day immediately following if such date is not a Trading Day), the Investors will not have sold more than the greater of (a) one percent of the total number of outstanding shares of Common Stock or (b) the average weekly trading volume of the Common Stock for the preceding four weeks during the three months ending upon such delivery date (or the Trading Day immediately following if such date is not a Trading Day), and (iii) the Investors has complied with the manner of sale and notice requirements of Rule 144 under the Securities Act, and the Company shall give an opinion to the extent available, authorizing the removal of the Legend.

    Any advise, notice, or instructions to the Transfer Agent required or permitted to be given hereunder may be transmitted via facsimile to the Transfer Agent's facsimile number of:

    (801) 272-9294.

2.  MECHANICS OF DELIVERY OF CERTIFICATES REPRESENTING COMMON STOCK

    In connection with any Closing pursuant to which the Investors acquires Common Stock under the Agreement, the Transfer Agent shall deliver to the Investors as defined in the Agreement certificates representing Common Stock (with the Legend) immediately.

3.  FEES OF TRANSFER AGENT; INDEMNIFICATION

    The Company agrees to pay the Transfer Agent for all fees incurred in connection with these Irrevocable Instructions. The Company agrees to indemnify the Transfer Agent and its offices, employees and agents, against any losses, claims, damages or liabilities, joint or several, to which it or they become subject based upon the performance by the Transfer Agent of its duties in accordance with the Irrevocable Instructions.

4.  THIRD PARTY BENEFICIARY

    The Company and the Transfer Agent acknowledge and agree that the Investors is an express third party beneficiary of these Irrevocable Instructions and shall be entitled to rely upon, and enforce, the provisions thereof.

                                       VIEW SYSTEMS, INC.


                                       By: /s/ Gunther Than
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title: CEO
                                              ----------------------------------

                                                                       EXHIBIT E
                              SCHEDULE OF INVESTORS


Investor                               Number of Units         Purchase Price
--------                               ---------------         --------------

Liberty Partners, LLC                      1,000,000               $500,000
8665 Flamingo Road, Suite 2000
Las Vegas, Nevada 89174
Attn:  John W. Peters

Empire Fund Managers, LLC                  1,000,000               $500,000
525 South 300 East
Salt Lake City, Utah 84111